UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

BOXABL Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-56579	85-2511929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5345 E. N. Belt Road Las Vegas, NV	89115
(Address of principal executive offices)	(Zip Code)

(702) 500-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

None.

Securities registered under Section 12(g) of the Act:

Non-Voting Series A-2 Preferred Stock, $0.00001 par value

Non-Voting Series A-1 Preferred Stock, $0.00001 par value

Non-Voting Series A Preferred Stock, $0.00001 par value

Common Stock, $0.00001 par value

(Title of Class)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) On May 15, 2024, dbbmckennon (“DBBM”), the independent registered public accounting firm for BOXABL Inc. (the “Company”) for the preceding five years, submitted a letter of resignation to the Company’s Audit Committee, with such resignation effective as of May 15, 2024. The resignation was approved by the Audit Committee. The reports issued by DBBM on the Company’s consolidated financial statements for the fiscal years ending December 31, 2023 and 2022 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ending December 31, 2023 and 2022, and during the interim period ending May 15, 2024, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and DBBM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of DBBM, would have caused DBBM to make reference to the subject matter of the disagreement in their report.

On March 29, 2024, DBBM communicated to the Audit Committee and Management a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) in connection with DBBM’s consolidated financial statement audit for the year ended December 31, 2023. The reportable event consisted of certain material weaknesses in internal controls existed over the valuation of stock-based compensation, as well as disclosure controls over financial reporting under generally accepted accounting principles.

The Company considered DBBM’s assessment of the material weakness and believes that the reportable event resulted from preliminary information that was resolved prior to the issuance of the audit report, and does not constitute a “disagreement” as defined in Item 304(a)(1)(iv) of Regulation S-K. As identified in the Company’s Form 10-K for the year ended December 31, 2023, post-closing adjustments related to stock-based compensation were recorded, and Management was able to conclude that its disclosure controls and procedures were effective for the fiscal year ended December 31, 2023 and three-month period ended March 31, 2024.

The Company has provided DBBM with a copy of this Current Report on Form 8-K and requested that it provide the Company with a letter addressed to the SEC indicating whether or not DBBM agrees with the disclosures contained herein and, if not, the respects in which it is not in agreement. A copy of DBBM’s letter, dated June 3, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) The Company’s Audit Committee has not yet appointed a new public accounting firm.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from dbbmckennon
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXABL Inc.

Date: June 3, 2024	By:	/s/ Paolo Tiramani
Paolo Tiramani
Chief Executive Officer